Exhibit 32

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of New England Business Service, Inc. (the “Company”) for the period ended March 27, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we, Richard T. Riley, President and Chief Executive Officer of the Company, and Daniel M. Junius, Executive Vice President, Chief Financial Officer and Treasurer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: May 11, 2004 /s/ Richard T. Riley —————————————— Richard T. Riley President and Chief Executive Officer

/s/ Daniel M. Junius —————————————— Daniel M. Junius Executive Vice President, Chief Financial Officer and Treasurer